[LOGO OF EATON VANCE APPEARS HERE]


                                                  [LOGO OF EARTH APPEARS HERE]

Annual Report-August 31, 1997



                                                             TRADITIONAL

                                      EV

                                  TRADITIONAL

                                   WORLDWIDE

                                  DEVELOPING

                                RESOURCES FUND


                                  Eaton Vance

                    Global Management--Global Distribution

[PHOTO OF FOREST OMITTED]




[PHOTO OF OIL RIGS OMITTED]

EV Traditional Worldwide Developing Resources Fund as of August 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO APPEARS HERE]

During the period from the commencement of operations on April 17, 1997 to August 31, 1997, EV Traditional Worldwide Developing Resources Fund had a total return of -4.7%./1/ This return resulted from a decrease in net asset value to $9.43 per share on August 31, 1997 from $10.00 per share on April 17, 1997 and the reinvestment of $0.10 per share in capital gains distributions. By comparison, the average total return for mutual funds in the Lipper Natural Resource Funds Category was 16.5% during this period.*

While the economic environment in the past year has helped push stock prices to new highs...

Over the past year, the sustained growth of the U.S. economy and low inflation have produced a near-perfect investment environment in which prices of large capitalization stocks have soared to record levels. An increase in volatility has accompanied higher stock valuations, however. Within a six-week period in March and April, the S&P 500 Index declined almost 10% and then fully recovered to reach new record highs. In August, the S&P 500 declined almost 7% but again recovered this loss by the end of September.*

Short-term interest rates rose on March 25 when the Federal Reserve raised the Fed Funds Rate 0.25% to 5.50%. Long-term bonds sold off in the first quarter but rallied in the second and third quarters when inflation fears were quelled. From a peak of over 7% at the end of March, the yield on the 30-year Treasury bond has generally trended downward, reaching a level of 6.23% on July 30 before closing the period at 6.61% on August 29. By reducing the cost of borrowing, lower interest rates have fueled mergers and acquisitions activity and increased corporate profitability -- both of which have contributed to stock gains.

 ...There has been a worldwide correction in natural resource stocks...

After several years of above-average annual returns, culminating in an outstanding year in 1996, natural resource stocks corrected severely in the early spring of 1997. Since then, however, many have recovered in price. While volatility in the stock market -- or in specific sectors of the market -- can be disconcerting, Eaton Vance recognizes that it is a normal and even healthy part of the investment process, and that it is always important to take a long-term view. In the pages that follow, Co-Portfolio Managers William D. Burt and Barclay Tittmann discuss the past 12 months and offer their outlook for the months ahead.


                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes,
                             President
                             October 7, 1997

--------------------------------------------------------------------------------

Sector Distribution/2/
--------------------------------------------------------------------------------
As a percentage of total net assets

[PIE CHART APPEARS HERE]

Oil & Gas                                                                  40.6%
Gold                                                                       25.4%
Minerals                                                                    2.6%
Paper & Forest                                                              0.5%
Commercial Paper                                                           10.8%
Warrants                                                                    2.6%
Other                                                                       3.9%


Ten Largest Equity Holdings/3/
--------------------------------------------------------------------------------
As a percentage of total net assets
American Exploration Co.                                                    3.2%
Anadarko Petroleum                                                          2.5%
Crystallex International                                                    2.4%
Coho Energy                                                                 2.3%
Ranger Oil Ltd.                                                             2.3%
Arakis Energy Corp.                                                         2.3%
Cairn Energy USA                                                            2.2%
Harcor Energy                                                               2.2%
Petsec Energy                                                               2.2%
Etruscan Enterprises Ltd.                                                   2.1%

/1/ This return does not include the 5.75% initial sales charge. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/2/ Sectors are as of 8/31/97 and may not be representative of the Portfolio's current or future investments. Equity sectors accounted for 82.7% of the Portfolio's total investments, determined by dividing the total market value of the holdings by the total net assets.
/3/ Ten largest equity holdings are as of 8/31/97 and may not be representative of the Portfolio's current or future investments. Holdings accounted for 23.6% of the Portfolio's total investments at 8/31/97, determined by dividing the total market value of the holdings by the total net assets of the Portfolio on that date.
*   It is not possible to invest directly in an index, average, or Lipper
    Category.

--------------------------------------------------------------------------------
    Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional Worldwide Developing Resources Fund as of August 31, 1997

MANAGEMENT DISCUSSION

[PHOTO OF WILLIAM D. BURT, CO-PORTFOLIO MANAGER APPEARS HERE]

An interview with William D. Burt and Barclay Tittmann, Co-Portfolio Managers of the Worldwide Developing Resources Portfolio.

Q: Bill, the past year has been a turbulent one for the oil & gas industries.
   Can you outline the major events that occurred during this period?

A: Mr. Burt: Beginning last winter, energy stocks were in an optimal period, performing well through the end of the year and into January as oil and gas commodity prices rose. From that January high point, energy stock prices began to decline across the board, reaching a low in April. We held our core positions through this correction and added stocks at advantageous prices. From that low point, however, the sector has almost fully recovered.

   This correction, ending in the second quarter of 1997, reflected a major change in sentiment toward the smaller petroleum companies in particular. First, petroleum stocks had become fully, if not speculatively, valued early in 1997. Then, with some notable exploration or operating failures of prominent companies, investors became acutely aware of the associated risks of the energy sector. Accordingly, I trimmed back on several of the Fund's smaller market capitalization holdings and tightened our requirements for such small companies. We still very much like the "new" small company yet uninstitutionalized, but we are imposing stricter standards of valuation and quality.

[PHOTO OF BARCLAY TITTMAN, CO-PORTFOLIO MANAGER APPEARS HERE]

Q: Barclay, how would you summarize the year in the gold and metals sectors?

A: Mr. Tittmann: There were two events that weighed heavily on the gold sector during the last 12 months. The first was an increase in gold selling by central banks around the world, and, in particular, the announcement by the central bank of Australia that they had sold a large portion of their gold. Australia is a natural resource economy and is home to many gold-producing companies, so the central bank's decision to sell was a psychological shock to the gold market. Offsetting the oversupply of gold was a significant increase in demand, primarily driven by a substantial market for jewelry in developing countries like India. However, the rise in demand was not enough to counteract central bank selling and by September of this year the price of gold reached a 12-year low.

   The second major event affecting the price of gold was the Bre-X scandal. Until this enormous hoax was exposed, Bre-X was touted as

--------------------------------------------------------------------------------

                       The decline in gold prices began
                            in the fall of 1996...

                             Monthly Price of Gold
                       October, 1995 -- September, 1997**

                           [LINE GRAPH APPEARS HERE]

* London Gold P.M. Fixing Price
  Prices as of first trading day of each month


                     ...While oil prices began to decline
                               in January, 1997...

                             Monthly Price of Oil
                       October, 1995 - September, 1997*

                           [LINE GRAPH APPEARS HERE]

** Texas Spot Crude Oil Price (per barrel)
   Prices as of first trading day of each month

EV Traditional Worldwide Developing Resources Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D

   the shining example of how investors could make great profits in the exploration sector. The company's stock was trading at $1.00 or so when they made the "discovery," and at one point it reached nearly $300. Of course, it is now worthless. It was supposed to be the biggest gold find of the 20th century and, as we now know, turned out to be a classic case of systematic fraud. That had a huge psychological effect on all exploration stocks across the board. The market punished these companies severely and indiscriminately -- even ones with sound reputations, good financials, and proven findings -- and a good many lost 50% to 80% of their value practically overnight. This is a major reason for the poor performance of this Fund and others like it since then. The market did stabilize in July, and during August the Fund outperformed the S&P 500 by about 6%.

Q: Barclay, how long do you think the Bre-X scandal will affect the price of gold mining stocks?

A: Mr. Tittmann: The psychological effect of Bre-X will probably continue until we have a few -- or even just one -- major gold find that is legitimate. The small company that accomplishes this should generate a great deal of excitement in the stock market, which would probably be enough to make investors realize that Bre-X was an aberration. In 1996 we had several such finds, and it helped the market tremendously. The next big one should have the same positive effect and should go a long way in helping erase the bad memories of Bre-X. An acquisition of a small company at a big premium would also help, as would a significant rally in the price of gold.

Q: Barclay, what are the major factors determining the price of gold?

A: Mr. Tittmann: As a commodity, gold is governed by the same laws of supply and demand as any other commodity. It happens that annual production from all the world's gold mines is sufficient for only about 80% of annual demand, mostly for jewelry. Therefore every year the shortfall has to be made up by selling from holders of gold, who are primarily central banks. Now the banks have a very large reserve relative to annual demand, and therefore the supply part of the equation is determined by central bank willingness to sell. In recent years the pace of central bank selling has been picking up as more and more governments are questioning the economics of holding gold, and therefore the price of gold has been flat or down. All this makes predicting the price of gold extremely difficult, if not impossible.

Q: Bill, the Fund is now heavily invested in oil and gas stocks. What is your current outlook for these sectors?

A: Mr. Burt: I am generally optimistic. I see general stability in the oil and gas markets, with oil prices plus or minus $20/barrel for the next several months. For natural gas, the fundamentals have improved. North American natural gas drilling has increased substantially this year, but natural gas production is up only slightly. Companies are investing aggressively to increase natural gas production, but inventories and supplies are still very tight. Spot prices are therefore high, which has benefited companies held in the Fund. Shortly, as we enter winter, we will reassess company valuations and market dynamics and determine if we need to trim back any holdings.

Q: Bill, there appears to be a consolidation occurring in the oil exploration sector. Can you comment on this?

A: Mr. Burt: There has been a tremendous amount of merger activity in North
   America, primarily as a result of two developments. First, commodity prices are higher, resulting in an increased cash flow for acquiring companies and increasing lender confidence as well. Second, interest rates are low, which is fueling mergers and acquisitions activity generally. Acquisitions in the resource sector make sense because companies reach a point

EV Traditional Worldwide Developing Resources Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D


   where it is better to invest money in other companies which have active projects than to continue investing in new projects where success is less certain. Our biggest holding is the combination of Cairn Energy and Meridian Resources. We bought Cairn as an independent operating company on its cheap valuation. Its acquisition by Meridian has been a real positive for the Fund.

Q: Bill, are there any recent additions in the oil and gas sectors that you would like to comment on?

A: Mr. Burt: Surely. Petsec, a recent addition, is an Australian company with most of its assets and fast-growing operations in the Gulf of Mexico. This is a classic case of a smallish company in the process of being discovered by investors. Pease Oil and Gas, which was added earlier in the year, is a small but highly leveraged producer based in the southern U.S. Probe, a Canadian exploration company, has recently purchased several valuable properties from Imperial Oil and has appreciated several hundred percent this year alone. Finally, we took a 2% position in Meridian Resources which appreciated nicely as a result of the rise in natural gas prices and its advantageous upcoming merger with Cairn Energy.

Q: Barclay, how about in the gold or metals sectors?

A: Mr. Tittmann: We recently added Oregon Metallurgical, a titanium company, to take advantage of increasing activity in the aerospace manufacturing industry. The stock was very inexpensive due to temporary setbacks, and our analysis indicated it was undervalued. Another new holding is Breakwater Resources, a Canadian company which is the fourth largest zinc producer in the world. Breakwater has had terrific growth through acquisition and through a New Brunswick mine that they helped make profitable. Zinc should be one of the better performing base metals over the next few years, as it is no longer in oversupply. Strengthening demand in its two main markets -- automotive manufacturing and construction, where it is used for galvanizing metal -- could cause shortages.

Q: This Fund has an excellent long-term track record. Do the current market conditions portend a buying opportunity, and/or a good time to start dollar cost averaging?

A: Both: Without question. We have recently seen significant investments in natural resource stocks -- particularly by large investors in Europe. Many of the small companies that we currently own have significant upside, with the potential to increase several fold. While there is no guarantee that this potential will be realized, the prospects are exciting.

EV Traditional Worldwide Developing Resources Fund as of August 31, 1997

FUND PERFORMANCE

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the S&P 500 and the Consumer Prices Indexes*

                           [LINE GRAPH APPEARS HERE]

            EV Traditional
              Worldwide
              Developing
              Resources                        S&P 500
  Date          Fund        Fund/Off Price      Index       CPI
  ----      --------------  --------------     -------      -------
  4/30/97      $10,000         $9,426          $10,000      $10,000
  5/31/97      $10,375         $9,780          $10,586       $9,994
  6/30/97      $ 9,817         $9,254          $11,094      $10,006
  7/31/97      $ 9,513         $8,967          $11,961      $10,019
  8/31/97      $ 9,665         $9,111          $11,274      $10,037

Performance+
--------------------------------------------------------------------------------


Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                    N.A.
Life of Fund (4/17/97)                                                     -4.7%


SEC Average Annual Total Returns (including maximum 5.75% sales charge)
--------------------------------------------------------------------------------
One Year                                                                    N.A.
Life of Fund (4/17/97)                                                    -10.2%

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 4/17/97. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, are worth more or less their original cost.

   The performance chart above compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the Consumer Price Index, and the S&P 500 Stock Index, a broad-based, widely recognized, unmanaged index of 500 common stocks. The S&P 500 Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

** This figure represents the Fund's performance including the Fund's maximum
   5.75% initial sales charge.

+ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect maximum sales charge as noted.

EV Traditional Worldwide Developing Resources Fund as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 1997

Assets
-----------------------------------------------------------------------------------------
Investment in Worldwide Developing Portfolio, at value (Note 1A)
     (identified cost, $331,680)                                             $  328,010
Receivable for Fund shares sold                                                  28,813
Receivable from Administrator (Note 4)                                            8,267
Deferred organization expenses (Note 1E)                                         26,838
-----------------------------------------------------------------------------------------

Total assets                                                                 $  391,928
-----------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------
Dividends payable                                                            $    3,467
Accrued expenses                                                                 32,738
-----------------------------------------------------------------------------------------

Total liabilities                                                            $   36,205
-----------------------------------------------------------------------------------------

Net Assets for 37,729 shares of beneficial interest outstanding              $  355,723
-----------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------
Paid-in capital                                                              $  360,139
Accumulated net realized loss on investments (computed on the basis
     of identified cost)                                                           (739)
Accumulated net investment loss                                                      (7)
Net unrealized depreciation of investments from Portfolio (computed
     on the basis of identified cost)                                            (3,670)
-----------------------------------------------------------------------------------------

Total                                                                        $  355,723
-----------------------------------------------------------------------------------------

Net Asset Value and Redemption
Price Per Share
-----------------------------------------------------------------------------------------
($355,723 / 37,729 shares of beneficial interest outstanding)                $     9.43
-----------------------------------------------------------------------------------------

Computation of Offering Price
-----------------------------------------------------------------------------------------
Offering price per share (100 / 95.25 of $9.43)                              $     9.90
-----------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price is reduced.




Statement of Operations

For the period ended
August 31, 1997 *


Investment Income (Note 1B)
-----------------------------------------------------------------------------------------
Dividend income allocated from
     Portfolio (net of foreign taxes, $5)                                    $       97
Interest income allocated from Portfolio                                            160
Expenses allocated from Portfolio                                                  (685)
-----------------------------------------------------------------------------------------

Net investment loss from Portfolio                                           $     (428)
-----------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------
Legal and accounting services                                                $    2,364
Amortization of organization expenses (Note 1E)                                   2,162
Registration fees                                                                 1,980
Printing and postage                                                              1,501
Custodian fee                                                                       207
Transfer and dividend disbursing agent fees                                          34
Miscellaneous                                                                        19
-----------------------------------------------------------------------------------------

Total expenses                                                               $    8,267
-----------------------------------------------------------------------------------------

Deduct --
     Expenses waived by or allocated to the Administrator                    $    8,267
-----------------------------------------------------------------------------------------

Total expense reductions                                                     $    8,267
-----------------------------------------------------------------------------------------

Net investment loss                                                          $     (428)
-----------------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
-----------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)                         $    2,764
     Foreign currency translations                                                  (36)
-----------------------------------------------------------------------------------------

Net realized gain on investments                                             $    2,728
-----------------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --
     Investment transactions                                                 $   (3,667)
     Foreign currency translations                                                   (3)
-----------------------------------------------------------------------------------------

Net change in unrealized appreciation (depreciation) of investments          $   (3,670)
-----------------------------------------------------------------------------------------

Net realized and unrealized loss on investments                              $     (942)
-----------------------------------------------------------------------------------------

Net decrease in net assets resulting from operations                         $   (1,370)
-----------------------------------------------------------------------------------------

* For the period from the start of business, April 17, 1997, to August 31, 1997.

                       See notes to financial statements

EV Traditional Worldwide Developing Resources Fund as of August 31, 1997

FINANCIAL STATEMENTS CONT'D
Statement of Changes in Net Assets



Increase (Decrease)                                              For the Period Ended
in Net Assets                                                    August 31, 1997 *
----------------------------------------------------------------------------------------
From operations --
     Net investment loss                                                  $     (428)
     Net realized gain on investments                                          2,728
     Net change in unrealized appreciation (depreciation)
         of investments                                                       (3,670)
----------------------------------------------------------------------------------------
Net decrease in net assets from operations                                $   (1,370)
----------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net realized gain on investments                                 $   (3,467)
----------------------------------------------------------------------------------------
Total distributions to shareholders                                       $   (3,467)
----------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3)  --
    Proceeds from sale of shares                                          $  447,370
    Cost of shares redeemed                                                  (86,810)
----------------------------------------------------------------------------------------
Net increase in net assets from
    Fund share transactions                                               $  360,560
----------------------------------------------------------------------------------------

Net increase in net assets                                                $  355,723
----------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------
At beginning of period                                                    $        --
----------------------------------------------------------------------------------------
At end of period                                                          $  355,723
----------------------------------------------------------------------------------------


Accumulated net investment
loss included in net assets
----------------------------------------------------------------------------------------
At end of period                                                          $       (7)
----------------------------------------------------------------------------------------

* For the period from the start of business, April 17, 1997, to August 31, 1997.

                       See notes to financial statements

EV Traditional Worldwide Developing Resources Fund as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                       For the Period
                                                                                       Ended
                                                                                       August 31, 1997 *
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                                       $10.000
----------------------------------------------------------------------------------------------------------------

Loss from operations
----------------------------------------------------------------------------------------------------------------
Net investment loss                                                                          $(0.011)
Net realized and unrealized loss on investments                                               (0.459)
----------------------------------------------------------------------------------------------------------------

Total loss from operations                                                                   $(0.470)
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                                        $(0.100)
----------------------------------------------------------------------------------------------------------------

Total distributions                                                                          $(0.100)
----------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                                                             $ 9.430
----------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                                              (4.70)%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                                      $   356
Ratio of net expenses to average daily net assets/(2)/                                          1.15%+
Ratio of net expenses to average daily net assets after custodian fee reduction/(2)/            1.11%+
Ratio of net investment loss to average daily net assets                                       (0.69)%+

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the
    Administrator, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                              14.52%+
    Expenses after custodian fee reduction/(2)/                                                14.48%+
    Net investment loss                                                                       (14.07)%+
Net investment loss per share                                                                $(0.230)
----------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, April 17, 1997, to August 31, 1997.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       See notes to financial statements

EV Traditional Worldwide Developing Resources Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   EV Traditional Worldwide Developing Resources Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Fund is an entity of the type commonly known as Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in Worldwide Developing Resources Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (1.04% at August 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, The EV Marathon Worldwide Developing Resources Fund (the Successor Fund), a separate series of the Trust, would acquire substantially all of the assets and liabilities of the Fund (the Acquired Fund). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class A Shares), which will be equal in value to the net asset value per share of the Acquired Fund multiplied by the number of full and fractional shares of the Acquired Fund then outstanding. Such transaction will occur after the close of business, August 31, 1997.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

   C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

   E Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

   F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G Other -- Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, if any, less the Fund's direct and allocated expenses and (b) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the ex-dividend date.

EV Traditional Worldwide Developing Resources Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses. Permanent differences between book and tax accounting are reclassified to paid-in capital.

3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Period Ended
                                                                August 31, 1997*
   -----------------------------------------------------------------------------
   Sales                                                              46,967

   Redemptions                                                        (9,238)
   -----------------------------------------------------------------------------

   Net increase                                                       37,729
   -----------------------------------------------------------------------------

   * For the period from the start of business, April 17, 1997, to August 31, 1997.


4  Transactions with Affiliates
   -----------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee.

   Eaton Vance Distributors, Inc., (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $1,851 as its portion of the sales charge on sales of Fund shares for the year ended August 31, 1997.

   Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organizations.

5  Service Plan
   -----------------------------------------------------------------------------
   The Fund has adopted a service plan (the Plan) designed to meet the service fee requirements of the sales charge rule of The National Association of Securities Dealers, Inc. The Plan provides that the Fund may make service fee payments to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented each Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least one year. Service fee payment is made for personal services and/or the maintenance of shareholder accounts. For the period ended August 31, 1997, there were no services fees. Certain officers and Trustees of the Fund are officers and/or directors of EVD.

6  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the period ended August 31, 1997 aggregated $418,577 and $89,177, respectively.

EV Traditional Worldwide Developing Resources Fund as of August 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of EV Traditional Worldwide Developing
Resources Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Traditional Worldwide Developing Resources Fund (the Fund) as of August 31, 1997, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business, April 17, 1997, to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of EV Traditional Worldwide Developing Resources Fund at August 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the period from the start of business, April 17, 1997, to August 31, 1997, in conformity with generally accepted accounting principles.

                         DELOITTE & TOUCHE LLP
                         Boston, Massachusetts
                         October 10, 1997

Worldwide Developing Resources Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS

(Expressed in United States Dollars)

Common Stocks -- 82.7%


Security                                        Shares             Value
--------------------------------------------------------------------------------
Metals - Gold -- 25.4%
--------------------------------------------------------------------------------
Argosy Mining Corp.*                            100,000            $    54,010
Ashanti Goldfields Co., Ltd.*                     8,889                 90,821
Barrick Gold Corp.*                              15,000                341,250
Bema Gold Corp.                                  20,000                105,000
Cambior Inc.                                     17,000                182,750
Canarc Resource Corp.                           150,000                 63,735
Crystallex International Corp.*                 150,000                740,625
Dayton Mining Corp.                             100,000                318,750
Eldorado Gold Corp., Ltd.*                       60,000                168,941
Etruscan Enterprises, Ltd.                      150,000                669,795
Getchell Gold Corp.                              15,000                510,000
Global Pacific Minerals, Inc.                   200,000                144,040
Golden Gram Resources, Inc.                     250,000                288,075
Gran Colombia Resources, Inc.*                  100,000                 23,764
Greenstone Resources, Ltd.                       50,000                475,000
International Ballatar Resources Inc.           300,000                408,360
Intrepid Minerals Corp.                         300,000                101,537
Kazakhstan Minerals Corp.                        40,000                 42,000
Meridian Gold                                   120,000                535,836
Minorca Resources Inc.                           50,000                 45,010
Nevada Pacific Mining Co.+                       40,000                300,000
Queenstake Resources, Ltd.                      150,000                187,965
Repadre Capital Corp.                            70,000                378,112
Rio Narcea Gold Mines Ltd.*                     120,000                380,268
Romarco Minerals, Inc.*                         100,000                298,851
South Pacific Resources Corp.*                  100,000                 32,410
Southwestern Gold Corp.*                         40,000                239,112
Steppe Gold Resources, Ltd.                     200,000                 60,480
Sutton Resources Ltd.                            20,000                189,418
Tombstone Explorations Co., Ltd.*               225,000                259,268
Triton Mining Corp.                              80,000                115,232
TVX Gold, Inc.                                   50,000                259,375
--------------------------------------------------------------------------------
                                                                   $ 8,009,790
--------------------------------------------------------------------------------

Metals - Industrial -- 13.6%
--------------------------------------------------------------------------------
AMT International Mining Corp.*                 817,200            $   517,860
Billiton, PLC                                    75,000                291,870
Colossal Resources Corp.                        120,000                138,744
Corriente Resources, Inc.*                      159,500                287,180
First Quantum Minerals                          100,000                276,560
Freeport McMoran Copper & Gold, Inc.             16,300                436,025
Inco, Ltd.                                        5,600                151,550
Ispat International                              15,000                402,188
Nucor Corp.                                       5,000                283,438
Oregon Metallurgical                             30,000                660,000
Steel Dynamics                                   20,000                505,000
Tiomin Resources, Inc.*                         200,000                316,880
--------------------------------------------------------------------------------
                                                                   $ 4,267,295
--------------------------------------------------------------------------------

Metals and Minerals -- 2.6%
--------------------------------------------------------------------------------
Diamondworks, Ltd.+++                           150,000            $   175,005
Namibian Minerals Corp.                          75,000                276,563
Potash Corp. of Saskatchewan                      5,000                369,688
--------------------------------------------------------------------------------
                                                                   $   821,256
--------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 1.1%
--------------------------------------------------------------------------------
Noble Drilling Corp.                             12,000            $   341,250
--------------------------------------------------------------------------------
                                                                   $   341,250
--------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 39.5%
--------------------------------------------------------------------------------
Abacan Resources Corp.                           85,000            $   233,750
American Exploration Co.                         60,000              1,012,500
Anadarko Petroleum Corp.                         10,700                785,781
Arakis Energy Corp.                             200,000                725,000
Beau Canada Exploration, Ltd.*                  170,000                389,351
Cairn Energy USA, Inc.                           60,000                686,250
Coho Energy Inc.                                 75,000                731,250
Enserch Exploration, Inc.                        35,000                315,000
Evergreen Resources, Inc.                        15,000                202,500
FX Energy, Inc.                                  70,000                638,750
Harcor Energy Inc.                              135,000                683,438
Mercantile International Petroleum*             400,000                384,000
Meridian Resource Corp.                          50,000                546,875
Nevsun Resources, Ltd.                           40,000                149,804
Pease Oil and Gas Co.                           150,000                375,000
Petsec Energy Ltd., ADR                          28,000                682,500
Probe Exploration Inc.                          100,000                316,890
Ranger Oil Ltd.                                  75,000                726,563
Seven Seas Petroleum Co.*                        45,000                612,000
Swift Energy Co.                                 25,000                648,438
TransTexas Gas Corp.                             17,000                244,375
Triton Energy Ltd.                                8,700                334,950
Tusk Energy, Inc.*                              400,000                409,030
United Meridian Corp.                             5,000                195,938
Vastar Resources Inc.                            10,000                426,875
--------------------------------------------------------------------------------
                                                                   $12,456,808
--------------------------------------------------------------------------------

                       See notes to financial statements

Worldwide Developing Resources Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)

Security                                        Shares             Value
--------------------------------------------------------------------------------
Paper and Forest Products -- 0.5%
--------------------------------------------------------------------------------
Saint Laurent Paperboard Inc.                    10,000            $   170,309
--------------------------------------------------------------------------------
                                                                   $   170,309
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $26,318,377)                                  $26,066,708
--------------------------------------------------------------------------------
Warrants -- 2.6%

Security                                        Shares             Value
--------------------------------------------------------------------------------
Metals - Gold -- 1.8%
--------------------------------------------------------------------------------
Argosy Mining Corp.                              50,000            $        --
Black Swan Gold Mines, Ltd.                     200,000                115,364
Canarc Resource Corp.                            75,000                     --
Etruscan Enerprises, Ltd.                       100,000                140,477
Golden Gram Resources, Inc.                     250,000                     --
Gran Colombia Resources, Inc.                    50,000                     --
Intrepid Minerals Corp.                         150,000                     --
Minorca Resources Inc.                           12,500                     --
Queenstake Resources, Ltd.                       75,000                     --
Quincunx Gold Exploration+++*                   300,000                324,056
Steppe Gold Resources, Ltd.                     100,000                     --
--------------------------------------------------------------------------------
                                                                   $   579,897
--------------------------------------------------------------------------------

Metals - Industrial -- 0.2%
--------------------------------------------------------------------------------
First Quantum Minerals                           50,000            $        --
Panorama Resources                              400,000                 54,394
--------------------------------------------------------------------------------
                                                                   $    54,394
--------------------------------------------------------------------------------

Metals and Minerals -- 0.6%
--------------------------------------------------------------------------------
Diamondworks, Ltd.                              150,000            $   174,990
--------------------------------------------------------------------------------
                                                                   $   174,990
--------------------------------------------------------------------------------

Oil and Gas - Exploration and Production-- 0.0%
--------------------------------------------------------------------------------
Seven Seas Petroleum Co.                          5,000            $        --
--------------------------------------------------------------------------------

Total Warrants (identified cost $1,038,604)                        $   809,281
--------------------------------------------------------------------------------
Commercial Paper -- 10.8%
                                               Principal
                                               Amount
Security                                       (000 omitted)       Value
--------------------------------------------------------------------------------
Ford Motor Credit Co., 5.53%, 9/3/97           $  1,079            $ 1,078,337
General Electric Capital Corp., 5.6%, 9/2/97        320                319,851
Norwest Financial Inc., 5.55%, 9/3/97             1,000                999,383
Prudential Funding Corp., 5.54%, 9/3/97           1,000                999,384
--------------------------------------------------------------------------------

Total Commercial Paper
    (amortized cost $3,396,955)                                    $ 3,396,955
--------------------------------------------------------------------------------

Total Investments -- 96.1%
    (identified cost $30,753,936)                                  $30,272,944
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 3.9%                             $ 1,235,918
--------------------------------------------------------------------------------

Net Assets -- 100%                                                 $31,508,862
--------------------------------------------------------------------------------

ADR -- American Depositary Receipt
*   Foreign Security
+   Restricted Security

                       See notes to financial statements

Worldwide Developing Resources Portfolio as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of August 31, 1997
(Expressed in United States Dollars)
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
    (identified cost, $30,753,936)                           $30,272,944
Cash                                                                 400
Receivable for investments sold                                2,546,949
Interest and dividends receivable                                  2,325
Deferred organization expenses (Note 1F)                          13,812
--------------------------------------------------------------------------------
Total assets                                                 $32,836,430
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                            $ 1,292,860
Accrued expenses                                                  34,708
--------------------------------------------------------------------------------
Total liabilities                                            $ 1,327,568
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio    $31,508,862
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals      $31,989,854
Net unrealized depreciation of investments (computed
    on the basis of identified cost)                            (480,992)
--------------------------------------------------------------------------------
Total                                                        $31,508,862
--------------------------------------------------------------------------------


Statement of Operations


For the period ended
August 31, 1997 *
(Expressed in United States Dollars)
Investment Income (Note 1G)
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $2,310)                     $    19,005
Interest income                                                   18,374
--------------------------------------------------------------------------------
Total income                                                 $    37,379
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                              $    81,301
Custodian fee (Note 1I)                                           21,786
Legal and accounting services                                     17,696
Amortization of organization expenses (Note 1F)                    1,188
Miscellaneous                                                      7,733
--------------------------------------------------------------------------------
Total expenses                                               $   129,704
--------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1I)                           4,064
--------------------------------------------------------------------------------
Total expense reductions                                     $     4,064
--------------------------------------------------------------------------------


Net expenses                                                 $   125,640
--------------------------------------------------------------------------------


Net investment loss                                          $   (88,261)
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)          $   844,696
    Foreign currency translations                                 (4,744)
--------------------------------------------------------------------------------
Net realized gain on investments                             $   839,952
--------------------------------------------------------------------------------


Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                      $  (480,992)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)         $  (480,992)
--------------------------------------------------------------------------------


Net realized and unrealized gain on investments              $   358,960
--------------------------------------------------------------------------------


Net increase in net assets resulting from operations         $   270,699
--------------------------------------------------------------------------------


* For the period from the start of business April 10, 1997, to August 31, 1997.

                       See notes to financial statements

Worldwide Developing Resources Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets  (Expressed in United States Dollars)


Increase (Decrease)                                   For the period ended
in Net Assets                                         August 31, 1997 *
--------------------------------------------------------------------------------
From operations --
    Net investment loss                                      $   (88,261)
    Net realized gain on investments                             839,952
    Net change in unrealized appreciation (depreciation)        (480,992)
--------------------------------------------------------------------------------
Net increase in net assets from operations                   $   270,699
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                                            $38,738,578
    Withdrawals                                               (7,500,415)
--------------------------------------------------------------------------------
Net increase in net assets from capital transactions         $31,238,163
--------------------------------------------------------------------------------


Net increase in net assets                                   $31,508,862
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of period                                       $        --
--------------------------------------------------------------------------------
At end of period                                             $31,508,862
--------------------------------------------------------------------------------

* For the period from the start of business, April 10, 1997, to August 31, 1997.

                       See notes to financial statements

Worldwide Developing Resources Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data  (Expressed in United States Dollars)


                                                                                 For the Period Ended
                                                                                 August 31, 1997*
--------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
--------------------------------------------------------------------------------------------------------
Expenses                                                                                       1.19%+
Net expenses, after custodian fee reduction                                                    1.15%+
Net investment loss                                                                           (0.81)%+
Portfolio Turnover                                                                               63%
--------------------------------------------------------------------------------------------------------
Average commission rate (per share)/(1)/                                                    $0.0325
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                                    $31,509
--------------------------------------------------------------------------------------------------------


+     Annualized.
* For the period from the start of business, April 10, 1997, to August 31, 1997.
/(1)/ Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                       See notes to financial statements

Worldwide Developing Resources Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)


1 Significant Accounting Policies

--------------------------------------------------------------------------------
  Worldwide Developing Resources Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Investment operations began on April 10, 1997, with the acquisition of net assets of $26,141,520 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- Securities listed on securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest bid and asked prices. Options and financial futures contracts are valued at the last sale price, as quoted on the principal exchange or board of trade on which such options or contracts are traded or, in the absence of a sale, the mean between the last bid and asked prices. Short term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates the value. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

  B Income Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  C Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either of cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract.

  Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. When the Portfolio enters into a closing transaction, the Portfolio will realize for book purposes a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuation in foreign currency exchange rates are not separately disclosed.

  E Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

  F Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

Worldwide Developing Resources Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

(Expressed in United States Dollars)


   G Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are determined on the identified cost basis.

   H Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of expense in the statement of operations.

 2 Investment Adviser Fee and Other Transactions with Affiliates
   ----------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1997, the adviser fee was 0.75% (annualized) of average net assets.

   Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the period ended August 31, 1997 no significant amounts have been deferred.

   Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.




 3 Line of Credit
   ----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the $120 million line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Fund did not have significant borrowings or allocated fees during the period ended August 31, 1997.


 4 Federal Income Tax Basis of Investments
   ----------------------------------------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 1997, as computed on a federal income tax basis, are as follows:


    Aggregate cost                          $30,753,936
    -----------------------------------------------------

    Gross unrealized appreciation          $  4,683,237

    Gross unrealized depreciation            (5,164,229)
    -----------------------------------------------------

    Net unrealized depreciation            $   (480,992)
    -----------------------------------------------------


 5 Investment Transactions
   ----------------------------------------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $9,365,660 and $8,881,923, respectively.

Worldwide Developing Resources Portfolio as of August 31, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Shareholders
of Worldwide Developing Resources Portfolio
------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Worldwide Developing Resources Portfolio (the Portfolio) as of August 31, 1997, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from April 10, 1997, (start of business) to August 31, 1997 (all expressed in United States Dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Portfolio at August 31, 1997, and the results of its operations, the changes in its net assets and its supplementary data for the period from April 10, 1997, (start of business) to August 31, 1997 (all expressed in United States Dollars), in conformity with accounting principles generally accepted in the United States of America.

                              DELOITTE & TOUCHE
                              Grand Cayman, Cayman Islands
                              British West Indies
                              October 10, 1997

EV Traditional Worldwide Developing Resources Fund as of August 31, 1997

INVESTMENT MANAGEMENT

EV Traditional Worldwide Developing Resources Fund


     Officers                        Independent Trustees
     James B. Hawkes                 Donald R. Dwight
     President and Director          President, Dwight Partners, Inc.
                                     Chairman, Newspapers of New England, Inc.
     M. Dozier Gardner
     Vice President                  Samuel L. Hayes, III
                                     Jacob H. Schiff Professor of Investment
     William D. Burt                 Banking, Harvard University Graduate School
     Vice President and              of Business Administration
     Co-Portfolio Manager
                                     Norton H. Reamer
     Barclay Tittmann                President and Director, United Asset
     Vice President and              Management Corporation
     Co-Portfolio Manager
                                     John L. Thorndike
     James L. O'Connor               Formerly Director, Fiduciary Company
     Treasurer                       Incorporated

     Alan R. Dynner                  Jack L. Treynor
     Secretary                       Investment Adviser and Consultant


Worldwide Developing Resources Portfolio


     Officers                        Independent Trustees
     James B. Hawkes                 Donald R. Dwight
     President and Trustee           President, Dwight Partners, Inc.
                                     Chairman, Newspapers of New England, Inc.
     M. Dozier Gardner
     Vice President                  Samuel L. Hayes, III
                                     Jacob H. Schiff Professor of Investment
     William D. Burt                 Banking, Harvard University Graduate School
     Vice President and              of Business Administration
     Co-Portfolio Manager
                                     Norton H. Reamer
     Barclay Tittmann                President and Director, United Asset
     Vice President and              Management Corporation
     Co-Portfolio Manager
                                     John L. Thorndike
     James L. O'Connor               Formerly Director, Fiduciary Company
     Treasurer                       Incorporated

     Alan R. Dynner                  Jack L. Treynor
     Secretary                       Investment Adviser and Consultant

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Investment Advisor of
Worldwide Developing Resources Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of
EV Traditional Worldwide
Developing Resources Fund
Eaton Vance Management
24 Federal Street
Boston, MA02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
First Data Investor Services Group, Inc.
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



EV Traditional
Worldwide Developing Resources Fund
24 Federal Street
Boston, MA 02110


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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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